Exhibit 10.59
AMENDMENT NO. 1 TO
TRANCHE 1 WARRANT AGREEMENT
THIS AMENDMENT NO. 1 to the TRANCHE 1 WARRANT AGREEMENT (this “Amendment”), dated as of December 27, 2021, is entered into and effectuated pursuant to Section 13 of the Tranche 1 Warrant Agreement, dated as of February 5, 2021 (the “Agreement”), by and between Noble Corporation, a Cayman Islands exempted company (the “Company”), and Computershare Inc., a Delaware corporation (“Computershare”), and Computershare Trust Company, N.A., a federally chartered trust company, as warrant agent (together with Computershare, the “Warrant Agent”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.
WHEREAS, Section 13 of the Agreement provides, among other things, that the Company and the Warrant Agent may, without the consent or concurrence of any of the Warrantholders, by supplemental agreement or otherwise, amend the Agreement for the purpose of making any changes or corrections in this Agreement that (a) are required to cure any ambiguity or to correct or supplement any defective or inconsistent provision or clerical omission or mistake or manifest error contained in the Agreement, or (b) add to the covenants and agreements of the Company in the Agreement further covenants and agreements of the Company thereafter to be observed, or surrender any rights or powers reserved to or conferred upon the Company in the Agreement;
WHEREAS, Section 3.3 of the Agreement provides that, under certain circumstances, the Required Mandatory Exercise Warrantholders shall have the right and option (but not the obligation) to cause the automatic exercise of all, but not less than all, of their respective Warrants (a “Mandatory Exercise”) by delivering to the Warrant Agent, for delivery to the Company, a Mandatory Exercise Notice;
WHEREAS, the Warrants have been issued in the form of a Global Warrant Certificate and registered in the name of the Depositary and, as such, the Depositary is the sole Warrantholder as of the date of this Amendment;
WHEREAS, (a) Section 2.4(a) of the Agreement provides, among other things, that the holder of a Global Warrant may authorize Persons that hold beneficial interests in such Global Warrant to take any action that a Warrantholder is entitled to take under the Agreement in accordance with the Depositary’s applicable procedures, (b) Section 2.4(b)(ii) of the Agreement provides that the rights of beneficial owners in a Global Warrant shall generally be exercised through the Depositary subject to the applicable procedures of the Depositary, and (c) Section 8.3(b)(i) of the Agreement provides, among other things, that, so long as a Global Warrant is registered in the name of the Depositary, holders of beneficial interests in the Warrants evidenced thereby shall have no rights under the Warrant Certificate with respect to such Global Warrant;
WHEREAS, the Depositary does not have procedures that facilitate the provision of a Mandatory Exercise Notice by beneficial owners in a Global Warrant;

Exhibit 10.59

WHEREAS, Section 3.3 of the Agreement is defective or ambiguous in that it is not possible or it is impracticable for the Company to deliver the required statement to the Warrant Agent at least five (5) days prior to the Mandatory Exercise Date if the Mandatory Exercise Date is less than ten (10) Business Days after the date on which the Mandatory Exercise Notice is delivered to the Warrant Agent;
WHEREAS, the Company wishes to amend the Agreement to (a) clarify that, subject to compliance with the other requirements of Section 3.3 of the Agreement, one or more beneficial owners in a Global Warrant that otherwise meet the ownership thresholds set forth in the definition of Required Mandatory Exercise Warrantholders are entitled to cause a Mandatory Exercise, (b) clarify that, subject to satisfaction of the ownership thresholds set forth in the definition of Required Mandatory Exercise Warrantholders and the other requirements of Section 3.3 of the Agreement, the election by beneficial owners in a Global Warrant to cause a Mandatory Exercise under Section 3.3 of the Agreement does not require that the Depositary cause a Mandatory Exercise with respect to all Warrants represented by a Global Warrant Certificate, (c) establish procedures to facilitate the provision of a Mandatory Exercise Notice by beneficial owners in a Global Warrant pursuant to, and in accordance with, Section 3.3 of the Agreement, and (d) correct the defect or ambiguity in Section 3.3 of the Agreement to permit the Company to comply with the requirement that it deliver to the Warrant Agent certain information on a timely basis.
NOW, THEREFORE, it is hereby agreed as follows:
1. Amendment to Definitions Section. Section 1.1 of the Agreement is hereby amended to add the following definition:
“Mandatory Beneficial Owner Exercise Threshold” means one or more beneficial owners in a Global Warrant that collectively (i) hold the beneficial interest in more than 1,666,616 Warrants or (ii) from and after such time as 1,666,616 or fewer Warrants remain outstanding, hold the beneficial interest in all outstanding Warrants.
2. Amendment to Section 3.3(a). Clause (iii) of the second sentence of Section 3.3(a) of the Agreement is hereby amended to read in its entirety to read as follows:
“(iii) the date (the “Mandatory Exercise Date”) upon which such Mandatory Exercise shall be effective (which date shall be no earlier than ten (10) Business Days after, and no later than thirty (30) days after, the date on which the Mandatory Exercise Notice is delivered to the Warrant Agent)”
3. Addition of Section 8.9. The Agreement is hereby amended to add the following new Section 8.9:
“8.9 Election by Beneficial Owners to Cause Mandatory Exercise. For the avoidance of doubt, (a) from and after the date on which the Mandatory Exercise Condition has occurred and is continuing, one or more beneficial owners in a Global Warrant that meet the Mandatory Beneficial Owner Exercise Threshold shall be entitled to cause a Mandatory Exercise on the terms and subject to the conditions set forth in

Exhibit 10.59

Section 3.3, including that the Mandatory Exercise applies to all, but not less than all, of the Warrants beneficially owned by such beneficial owners, by delivering to the Warrant Agent for delivery to the Company a single Mandatory Exercise Notice in the form of Exhibit C attached hereto, duly executed by each such beneficial owner and accompanied by the documentation described therein in order to permit the Company to confirm the satisfaction of the Mandatory Beneficial Owner Exercise Threshold and the other conditions to the Mandatory Exercise set forth in Section 3.3, and (b) the fact that the Depositary is the sole Warrantholder, or is not causing a Mandatory Exercise with respect to all Warrants represented by a Global Warrant Certificate, shall not restrict the ability of such beneficial owners to cause a Mandatory Exercise as provided in the immediately preceding clause (a).”
4. References to the Agreement. After giving effect to this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” or words of like import referring to the Agreement shall refer to the Agreement as amended by this Amendment.
5. Construction. For the avoidance of doubt, all references in the Agreement to the “Effective Date”, “the date hereof” and “the date of this Agreement” shall continue to refer to February 5, 2021.
6. Other Miscellaneous Terms. The provisions of Sections 1.2, 10, 16, 18, 19, 20, 21, 22 and 23 of the Agreement shall apply mutatis mutandis to this Amendment and to the Agreement as modified by this Amendment, taken together as a single agreement reflecting the terms therein as modified hereby.
7. No Further Amendment. Except as modified by this Amendment, the Agreement shall remain in full force and effect. In the event of any conflict between this Amendment and the Agreement, this Amendment shall control.
8. Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed to be an original, but all of which together constitute one and the same instrument. Any signature page delivered electronically or by facsimile (including transmission by .pdf, other fixed imaged form or DocuSign or similar program) will be binding to the same extent as an original signature page.
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Exhibit 10.59

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

NOBLE CORPORATION

By: /s/ Craig Muirhead
Name: Craig Muirhead
Title: Vice President Investor Relations
and Treasurer

COMPUTERSHARE INC.
COMPUTERSHARE TRUST COMPANY, N.A.,
as Warrant Agent
By: /s/ Collin Ekeogu
Name: Collin Ekeogu
Title: Manager, Corporate Actions

[Signature Page to Amendment No. 1 to Tranche 1 Warrant Agreement]

Exhibit 10.59

Exhibit C
Form of Mandatory Exercise Notice for Beneficial Owners
[See Attached]

Exhibit 10.59
MANDATORY EXERCISE NOTICE
Reference is made to Sections 3.3 and 8.9 of that certain Tranche 1 Warrant Agreement, dated as of February 5, 2021, as amended (the “Warrant Agreement”), by and between Noble Corporation, a Cayman Islands exempted company (the “Company”), and Computershare Inc. and Computershare Trust Company, N.A., as warrant agent (the “Warrant Agent”).
Each of the undersigned hereby certifies as to the information set forth below and, in addition, hereby certifies that: (i) such undersigned is a beneficial owner of Warrants of the Company issued pursuant to the Warrant Agreement in the respective numbers set forth below; (ii) such undersigned, collectively with the other undersigned holders below, beneficially owns Warrants representing the Mandatory Beneficial Owner Exercise Threshold; and (iii) such undersigned hereby irrevocably elects to exercise all, but not less than all, of the Warrants beneficially owned by it.
All capitalized terms used in this Mandatory Exercise Notice that are not defined herein but are defined in the Warrant Agreement shall have the meanings given to them in the Warrant Agreement.
Describe in reasonably appropriate detail the occurrence of the Mandatory Exercise Condition:
Exercise Price:
Date of Effectiveness of this Mandatory Exercise Notice:
For each of the undersigned, complete the following (if the undersigned’s Warrants are held through multiple DTC participant accounts, please complete a separate line for each separate DTC participant account):

Beneficial Owner	Social Security or Other Taxpayer Identification Number	Address of Beneficial Owner (also include Country of Residence if different)	Number of Warrants Exercised	DTC Participant Information	Wire Instructions for Cash

The undersigned certifies that the information set forth herein is true and correct in all respects and requests that Ordinary Shares issuable upon exercise of the undersigned’s Warrants be issued by the Company in the name of the undersigned Warrant beneficial owner, and to the DTC participant account, as indicated above, and that any cash payable upon exercise of the undersigned’s Warrants be paid to the bank account as indicated above:

Dated: , 20__
Name:                         Signature:
Name:                         Signature:
Name:                         Signature:

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